UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

HOMELAND RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55282 (Commission File Number)	26-0841675 (IRS Employer Identification No.)

9120 Double Diamond Parkway H#269
Reno, Nevada 89521
(Address of principal executive offices)(Zip Code)

(877)-503-4299
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 17, 2014, the management of Homeland Resources LTD. (the “Company”) and its Board of Directors concluded that the previously issued financial statements contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2014 filed March 14, 2014 (the “Form 10-Q”) should no longer be relied upon because of errors related to the presentation of certain information included in the financial statements and footnotes to the financial statements. The Company has determined that it was necessary to correct the accounting for certain transactions as presented within the statement of operations and statement of cash flows along with their corresponding impact on the Company’s balance sheet.

The initial accounting for the conveyance of certain working interests in certain crude oil and natural gas properties (“Interests”) sold during the fiscal quarter ended January 31, 2014 to an un-related third party resulted in the gain being over-stated. The methodology initially utilized to arrive at the fair value applied to the Interests sold was inappropriately applied at the time the transaction was initially recorded. Related to the re-allocation of the fair value of the assets sold, the calculation of depletion was re-performed. The issues were discovered in connection with the audit of the Company’s July 31, 2014 financial statements. The gain on the sale of assets initially reported as $147,978 was re-calculated utilizing the appropriate fair value to arrive at a net gain of $73,871. Associated depletion expense reported for the period ended January 31, 2014 was re-calculated, changes related thereto were immaterial but have been adjusted for. The net impact of these adjustments resulted in a previous overstatement of net income of $68,527 or $.006 per share for the three months ended January 31, 2014 (restated to reflect September 30, 2014 5-to-1 reverse stock split), to arrive at adjusted net income of $32,520 or $.003 per share (restated to reflect September 30, 2014 5-to-1 reverse stock split). For the six months ended January 31, 2014 net income of $28,778 will be restated to reflect a net loss of $(39,749) with a corresponding change in net income per share from $.002 to a net loss per share of $(.003)(restated to reflect September 30, 2014 5-to-1 reverse stock split).

The Company expects to file the amended Form 10-Q as soon as practical.

The Company’s management and Board of Directors discussed the above matters with StarkShenkein, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Resources, LTD. (Registrant)

November 20, 2014	By:	/s/ Thomas Campbell
Thomas Campbell
President